Wilson sporting goods co. de mexico, sa. De cv.

WILSON                     order to buy
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                                        DELIVER GOODS TO:                               INVOICE GOODS
PROVIDER:  TAIMEX INDUSTRIES
SA DE CV                                CENTRAL DISTRIBUTION WILSON                 WILSON SPORTING GOODS
DOMICILE   CARR FRESNILLO-PLATEROS      LAGO TANA NO. 43 BADEGA 2                   DE MEXICO SA DE CV
           PARQUE INDUSTRIALES KM 2     COL. HUICHIPOAN C.P. 11290 MEXICO D.F.      AV. CONST NO. 1000
           CP 99059                     DELEGATION MIGUEL HIDALGO                   COL LOMAS ALTAS CP
TEL:       (493) 268-00                 TEL AND FAX 399 83 10                       11950 MEXICO DF
FAX:       (493) 268-06                 BENJAMIN ESPINOZA                           REPRESENTATIVE:____
CONTACT    (NAME)                                                                   TEL 259 42 42
CONDITIONS OF PAYMENT: 33 DAYS                                                      FAX 257 19 05

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CODE      NO    DESCRIPTION   QUANTITY    STD.    TOTAL      PESOS   UNIT    TOTAL     DATE OF      DATE OF
                                          PACK    CARTONS            COST    COST      SHIPMENT     ENTRY
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                      TOTAL

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